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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.   20549


                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported) November 27, 1996
                                                     ---------------------

                          GRAHAM-FIELD HEALTH PRODUCTS, INC.
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                (Exact name of registrant as specified in its charter)


            Delaware                1-8801 NY      11-2578230
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    (State or other jurisdiction  (Commission     (IRS Employer
         of incorporation)        File Number)     Identification No.)


          400 Rabro Drive East, Hauppauge, New York                 11788
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            (Address of principal executive offices)            (Zip Code)


    Registrant's telephone number, including area code  (516) 582-5900
                                                        ------------------

                                    Not Applicable
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            (Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 27, 1996, Graham-Field Health Products, Inc., a Delaware corporation (the "Company"), acquired Everest & Jennings International Ltd., a Delaware corporation ("E&J"), pursuant to the terms and provisions of the Amended and Restated Agreement and Plan of Merger dated as of September 3, 1996 and amended as of October 1, 1996, by and among the Company, E&J, E&J Acquisition Corp., a wholly-owned subsidiary of the Company ("Sub"), and BIL (Far East Holdings) Limited, a Hong Kong corporation and the majority stockholder of E&J ("BIL"). Under the terms of the Merger Agreement, Sub was merged with and into E&J with E&J continuing as the surviving corporation wholly-owned by the Company (the "Merger").

         In the Merger, each share of E&J's common stock, par value $.10 per share (the "E&J Common Stock"), other than shares of E&J Common Stock cancelled pursuant to the Merger Agreement, was converted into the right to receive .35 shares of common stock, par value $.025 per share, of the Company (the "Company Common Stock"). There were 7,207,689 shares of E&J Common Stock outstanding on November 26, 1996.

         In addition, at the effective time of the Merger:

         (i) BIL purchased for cash 1,922,242 shares of Company Common Stock having a value (determined as set forth in the Merger Agreement) equal to the outstanding principal and interest on E&J's indebtedness to Hong Kong and Shanghai Banking Corporation Limited in the amount of $24,989,151, which indebtedness (the "HSBC Indebtedness") was guaranteed by BIL. The proceeds of such stock purchase were contributed by the Company to E&J immediately following the Merger and used to discharge the HSBC Indebtedness.

         (ii) The Company issued $61 million stated value of a new Series B Cumulative Convertible Preferred Stock (the "Series B Preferred Stock") to BIL in exchange for certain indebtedness of E&J owing to BIL and shares of E&J preferred stock owned by BIL. The Series B Preferred Stock is entitled to a dividend of 1.5% per annum payable quarterly, votes on an as-converted basis as a single class with the Company Common Stock and the Series C Preferred Stock (as defined in clause (iii) below), is not subject to redemption and is convertible (x) at the option of the holder thereof, at a conversion price of $20 per share (or, in the case of certain

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              dividend payment defaults, at a conversion price of $15.50 per share), (y) at the option of the Company, at a conversion price equal to current trading prices (subject to a minimum conversion price of $15.50 and a maximum conversion price of $20 per share) and (z) automatically on the fifth anniversary of the date of issuance at a conversion price of $15.50 per share. Such conversion prices are subject to customary antidilution adjustments. A form of the Certificate of Designations of the Series B Preferred Stock, setting forth the terms thereof, is attached to the Merger Agreement as Exhibit A.

         (ii) BIL purchased for cash $10 million stated value of a new Series C Cumulative Convertible Preferred Stock (the "Series C Preferred Stock"), the proceeds of which are available to the Company for general corporate purposes. The Series C Preferred Stock is entitled to a dividend of 1.5% per annum payable quarterly, votes on an as-converted basis as a single class with the Company Common Stock and the Series B Preferred Stock, is subject to redemption as a whole at the option of the Company on the fifth anniversary of the date of issuance at stated value and, if not so redeemed, will be convertible automatically on the fifth anniversary of the date of issuance at a conversion price of $20 per share, subject to customary antidilution adjustments. A form of the Certificate of Designations of the Series C Preferred Stock, setting forth the terms thereof, is attached to the Merger Agreement as Exhibit B.

         (iv) Certain indebtedness in the amount of $4 million owing by the Company to BIL will be exchanged for an equal amount of unsecured subordinated indebtedness of the Company maturing on April 1, 2001 and bearing interest at the effective rate of 7.7% per annum. A summary term sheet relating to such subordinated indebtedness is attached to the Merger Agreement as Exhibit C.

         As part of the E&J transaction, on November 27, 1996, the Board of Directors of the Company voted to increase the size of the Board of Directors from eight (8) directors to ten (10) directors. Rodney F. Price, the Chairman of the Board of E&J, was elected as a Class III director with a term expiring in 1999, and became a member of the Company's Executive Committee. Bevil J. Hogg, the President and Chief Executive Officer of E&J was elected as a Class II director with a term expiring in 1998.


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ITEM 5.  OTHER MATTERS.

         On November 27, 1996, the stockholders of the Company approved the adoption of several amendments to the Certificate of Incorporation of the Company, which were previously approved by the Board of Directors of the Company, including:

    (i) increasing the number of authorized shares of Company Common Stock to 60 million;

    (ii) requiring that any action required or permitted to be taken by the stockholders of the Company be effected at an annual or special meeting of stockholders of the Company and may not be effected by any consent in writing in lieu of a meeting of such stockholders;

    (iii) providing that special meetings of stockholders may be called only by the Chief Executive Officer of the Company or by the Secretary of the Company at the written request of a majority of the Board of Directors;

    (iv) providing that directors can only be removed from office for cause by the affirmative vote of the holders of more than 50% of the voting power of the then outstanding Voting Shares; and

    (v) requiring the affirmative vote of the holders of at least 80% of the voting power of the then outstanding Voting Shares to amend the provisions described in clauses (ii), (iii) and (iv) above and certain related provisions contained in the Certificate of Incorporation and Bylaws of the Company.

The text of the amendments is attached to the Merger Agreement as Exhibit D.

         In addition, on November 27, 1996, the stockholders of the Company approved an increase in the number of shares available for the granting of options under the Company's Incentive Program, as amended, by 900,000.


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ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a)  FINANCIAL STATEMENTS Everest & Jennings International Ltd.:

                    (a)(1)-   Report of Independent Accountants*.

                    (a)(2)- Consolidated Statements of Operations for the three years ended December 31, 1995, 1994 and 1993*.

                    (a)(3)- Consolidated Balance Sheets as of December 31, 1995 and 1994*.

                    (a)(4)- Consolidated Statements of Stockholders' Deficit for the three year period ended December 31, 1995*.

                    (a)(5)- Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993*.

                    (a)(6)- Notes to Consolidated Financial Statements for December 31, 1995*.


               (b) PRO-FORMA FINANCIAL INFORMATION AND INTERIM FINANCIAL STATEMENTS.

                    (b)(1)-   Unaudited Pro-Forma Financial Information.

--------------------
* Such items were previously furnished to the Securities and Exchange Commission as part of of the Registrant's Registration Statement on Form S-4 (Registration Statement No. 333-14423), which was filed on October 18, 1996.


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(c) EXHIBIT NO.    DESCRIPTION

    2(a)           Amended and Restated Agreement and Plan of             1
                   Merger dated as of September 3, 1996, and amended as of October 1, 1996, by and among Graham-Field Health Products, Inc. (the "Company"),
                   E&J Acquisition Corp., Everest & Jennings
                   International Ltd. and BIL (Far East Holdings)
                   Limited ("BIL")

    4(b)           Stockholder Agreement, dated as of September 3,        2
                   1996, and amended and restated as of October 1, 1996, among the Company, BIL and Irwin Selinger

    7(b) Unaudited Pro-forma financial information and interim financial statements.

    99(a)          Press Release, dated November 27, 1996



--------------------------

1. Previously filed on October 18, 1996 with the Securities and Exchange Commission (the "SEC") as Annex A to the Company's Registration Statement on Form S-4 (Registration Statement No. 333-14423) (the "Registration Statement").

2.  Previously filed with the SEC as Annex B to the Registration Statement.

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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             GRAHAM-FIELD HEALTH PRODUCTS, INC.



Date:  December 12, 1996      By: /s/Richard S. Kolodny
                                  -------------------------------
                                  Name:  Richard S. Kolodny
                                  Title: Vice President, General
                                          Counsel and Secretary

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                                    EXHIBIT INDEX

    ITEM NO.                      DESCRIPTION

    2(a)           Amended and Restated Agreement and Plan of             1
                   Merger dated as of September 3, 1996, and amended as of October 1, 1996, by and among Graham-Field Health Products, Inc. (the "Company"),
                   E&J Acquisition Corp., Everest & Jennings
                   International Ltd. and BIL (Far East Holdings)
                   Limited ("BIL")

    4(b)           Stockholder Agreement, dated as of September 3,        2
                   1996, and amended and restated as of October 1, 1996, among the Company, BIL and Irwin Selinger

    7(b) Unaudited Pro-forma financial information and interim financial statements.

    99(a)          Press Release, dated November 27, 1996



----------------------------

1. Previously filed on October 18, 1996 with the Securities and Exchange Commission (the "SEC") as Annex A to the Company's Registration Statement on Form S-4 (Registration Statement No. 333-14423) (the "Registration Statement").

2.  Previously filed with the SEC as Annex B to the Registration Statement.